Securities, 424I - Securities, 424I: 1	Mar. 23, 2026 USD ($)
Securities, 424I Table
Security Class Title	abrdn Physical Gold Shares ETF
Aggregate Sales Price	$ 1,302,652,907
Aggregate Redeemed or Repurchased, FY	379,874,590
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 922,778,317
Fee Rate	0.01381%
Amount of Registration Fee	$ 127,435.69